UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2018

Jason Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36051	46-2888322
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

833 East Michigan Street, Suite 900
Milwaukee, Wisconsin 53202
(Address of Principal executive offices, including Zip Code)

(414) 277-9300
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 27, 2018, the Board of Directors (the “Board”) of Jason Industries, Inc. (the “Company”) increased the size of the Board from eight members to nine members, effective June 27, 2018, and elected Nelson Obus as a new director to fill the vacancy created by such increase. Mr. Obus will serve as a class II director with a term expiring at the Company’s 2019 annual meeting of stockholders.
The Board of Directors did not appoint Mr. Obus to serve on any committees at the time of the election.
Mr. Obus, age 71, is Managing Member of Wynnefield Capital Management, LLC and a General Partner at Wynnefield Capital, Inc. and his prior associations include positions with Schaffer Capital Management and Lazard Freres. Mr. Obus presently serves on the Board of Directors of Global Power Equipment Group Inc. (OT: GLPW) and MK Acquisition LLC and previously served on the Boards of Layne Christensen Company (NASDAQ: LAYN), Breeze-Eastern Corporation and Underground Solutions Inc. Mr. Obus holds a bachelor of the arts degree from New York University and a master of arts in political science from Brandeis University.
Mr. Obus will receive the same compensation as the Company’s other non-employee directors, as described under “Director Compensation” in the Company’s Proxy Statement for its 2018 annual meeting of stockholders, which was filed with the Securities and Exchange Commission on April 12, 2018.
There are no arrangements between Mr. Obus and any other person pursuant to which Mr. Obus was elected to serve as a director, nor are there any transactions in which the Company is a participant in which Mr. Obus has a material interest requiring disclosure pursuant to Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended.
On June 27, 2018, the Board also elected the Company’s President and Chief Executive Officer, Brian Kobylinski, as Chairman of the Board. Jeffry Quinn will remain a member of the Board.
A copy of the press release announcing these changes to the Board is attached hereto as Exhibit 99 and incorporated herein by reference in its entirety.

Item 9.01	Financial Statements and Exhibits.

(a)    Not applicable
(b)     Not applicable
(c)     Not applicable
(d)     Exhibits. The exhibit listed in the exhibit index below is being filed herewith.
Exhibit No.    Description
99 Press Release dated June 28, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JASON INDUSTRIES, INC.

By:	/s/ Kevin M. Kuznicki

Name:	Kevin M. Kuznicki

Title:	Senior Vice President, General Counsel and Secretary

Date: June 27, 2018